Exhibit 10.1

                                MERGER AGREEMENT

     THIS MERGER AGREEMENT (this "AGREEMENT") is entered into as of this 22nd day of June 2011, by and among DATAMILL MEDIA CORP., a Nevada corporation having an address at 1205 Hillsboro Mile, Suite 203, Hillsboro Beach, Florida 33062 (the "PARENT"), Datamill Media Sub Corp., a Nevada corporation and wholly-owned subsidiary of the Parent ("MERGER SUB"), and M3X MEDIA, INC. ("M3X"), a Florida corporation having an address at 477 S. Rosemary Ave., Suite 208, West Palm Beach, Florida 33401 (each of the Parent, Merger Sub and M3X, a "PARTY" and collectively, the "PARTIES") upon the following premises:

                                    RECITALS

     WHEREAS, the Parties intend that Merger Sub be merged with and into M3X (the "MERGER"), with M3X surviving the Merger as the surviving corporation and becoming a wholly-owned subsidiary of the Parent as a result thereof, on the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, in exchange for all of the issued and outstanding shares of common stock of M3X, the shareholders of M3X (the "M3X SHAREHOLDERS") will receive, in the aggregate, 443,763,500 shares of common stock, par value $0.001 per share, of the Parent ("COMMON STOCK"), representing 88.75% of Common Stock issued and outstanding immediately after the consummation of the transactions contemplated hereby; and

     WHEREAS, the respective Board of Directors of the Parent, Merger Sub and M3X have approved this Agreement and the transactions contemplated hereby.

                                    AGREEMENT

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                   ARTICLE I

                      REPRESENTATIONS AND WARRANTIES OF M3X

     As an inducement to and to obtain the reliance of the Parent, except as set forth in the Schedules of M3X attached hereto (the "M3X SCHEDULES"), M3X represents and warrants as follows:

     Section 1.01 ORGANIZATION. M3X is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. M3X has the corporate power to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifications to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. The execution and delivery of this Agreement and, subject to the approval of a majority of the M3X Shareholders and filing of an Articles of Merger (the "ARTICLES OF MERGER") with the Secretary of State of the State of Florida and the Secretary of State of the State of Nevada, pursuant to the applicable laws of the State of Florida ("FLORIDA LAW") and the applicable laws of the State of Nevada ("NEVADA LAW"), the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of M3X. M3X has taken all actions required by its Articles of Incorporation or Bylaws to authorize the execution and delivery of this Agreement. M3X has full power, authority, and legal right and has taken all action required by its Articles of Incorporation or Bylaws to consummate the transactions herein contemplated, subject to obtaining the approval of a majority of the M3X Shareholders and filing of the Articles of Merger with the Secretary of State of the State of Florida and the Secretary of State of the State of Nevada as provided herein.
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     Section 1.02 CAPITALIZATION.

(a) The authorized capitalization of M3X consists of 200,000,000 shares of common stock, of which 99,760,873 shares are currently issued and outstanding. M3X does not have any authorized preferred stock.

(b) All issued and outstanding shares of M3X are legally issued, fully paid and non-assessable and were not issued in violation of the preemptive or other rights of any person or in violation of federal and/or state securities laws, rules or regulations.

     Section 1.03 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. M3X does not have any predecessor corporation(s) or subsidiary(ies).

     Section 1.04 OPTIONS, WARRANTS, CONVERTIBLE SECURITIES. There are no existing options, warrants, calls, convertible securities or commitments of any character relating to the authorized and unissued stock of the M3X, except as set forth on the M3X Schedules.

     Section 1.05 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in this Agreement or the M3X Schedules, since June 19, 2011:

(a) There has not been any material adverse change in the business, operations, properties, assets or condition of M3X;

(b) M3X has not (i) amended its Articles of Incorporation (or similar documents) or Bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) made any material change in its method of management, operation or accounting; (iv) entered into any other material transaction other than sales in the ordinary course of its business; or (v) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c) M3X has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; or (ii) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Five Thousand Dollars ($5,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than One Thousand Dollars ($1,000).

     Section 1.06 M3X AND RELATED MATTERS.. M3X has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary assets or techniques, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations or financial condition.

     Section 1.07 LITIGATION AND PROCEEDINGS. Except as disclosed in the M3X Schedules, there are no actions, suits or proceedings pending or, to the knowledge of M3X, threatened by or against M3X or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. To the knowledge of M3X, there has not been any material default with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.08 CONTRACTS. Except as set forth on the M3X Schedules:

(a) All material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which M3X is a party or by which any of its assets, products, technology or properties are bound in the ordinary course of

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business  (as used in this  Agreement,  a  "MATERIAL  CONTRACT"  is a  contract, agreement, franchise, license agreement, debt instrument or commitment which (i) will remain in effect for more than three (3) months after the date of this Agreement and (ii) involves aggregate obligations of at least Five Thousand Dollars ($5,000)), unless otherwise disclosed pursuant to this Agreement;

(b) All material contracts, if any, to which the M3X is a party are valid and enforceable by M3X in all material respects, except as limited by bankruptcy, insolvency, moratorium or other similar affecting the rights of creditors, generally, and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought;

     Section 1.09 MATERIAL CONTRACT DEFAULTS.. To the knowledge of M3X, it is not in default in any material respect under the terms of any M3X Material Contract which is material to the business, operations, properties, assets or condition of M3X taken as a whole, and, to the knowledge of M3X, there is no event of default in any material respect under any such M3X Material Contract in respect of which M3X has not taken adequate steps to prevent such a default from occurring.

     Section  1.10 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust or other material contract, agreement, or instrument to which M3X is a party or to which any of its properties or operations are subject as of the date of this Agreement.

     Section 1.11 GOVERNMENTAL AUTHORIZATIONS. Except as set forth in the M3X Schedules, M3X has all material licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal, provincial and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by M3X of this Agreement and the consummation by M3X of the transactions contemplated hereby, except for the approval of a majority of the M3X Shareholders and filing of the Articles of Merger with the Secretary of State of the State of Florida and the Secretary of State of the State of Nevada, pursuant to Florida Laws and Nevada Laws, respectively.

     Section 1.12 COMPLIANCE WITH LAWS AND REGULATIONS. Except as set forth in the M3X Schedules, to the knowledge of the M3X, M3X has complied with all applicable statutes and regulations of any federal, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of M3X or except to the extent that noncompliance would not result in the occurrence of any material liability for M3X.

     Section 1.13 APPROVAL OF AGREEMENT.. The Directors of the M3X have authorized the execution and delivery of this Agreement by the M3X and approved this Agreement and the transactions contemplated hereby, and agree to recommend to the M3X Shareholders that they approve this Agreement when it is presented to them.

     Section 1.14 VALID OBLIGATION. This Agreement and all agreements and other documents executed by the M3X in connection herewith constitute the valid and binding obligation of M3X, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE II

             REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE PARENT

     As an inducement to, and to obtain the reliance of M3X, except as set forth in the Schedules of the Parent attached hereto (the "PARENT SCHEDULES"), the Parent represents and warrants as follows:

     Section 2.01 ORGANIZATION. The Parent is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in

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all material respects as it is now being conducted and as contemplated after the closing of this transaction, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets
owned  by  it  or  the  nature  of  the  business   transacted  by  it  requires
qualification. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Parent. The Parent has taken all actions required by its Articles of Incorporation or Bylaws to authorize the execution and delivery of this Agreement. The Parent has full power, authority, and legal right and has taken all action required by its Articles of Incorporation or Bylaws to consummate the transactions herein contemplated.

     Section 2.02 CAPITALIZATION.

(a) The Parent is authorized to issue 150,000,000 shares of Common Stock and has 15,325,000 shares of Common Stock outstanding as of the date of this Agreement and shall not issue any additional shares of Common Stock prior to Closing. All issued and outstanding shares of Common Stock are legally issued, fully paid and non-assessable and were not issued in violation of the preemptive or other rights of any person or entity. No shares of Common Stock are reserved for issuance upon the exercise of outstanding options or warrants to purchase Common Stock or other equity-linked securities of the Parent. All outstanding Common Stock have been issued and granted in compliance with : (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which the Company is a party or by which it or any of its assets or properties are bound, all of which are set forth on Schedule 2.02 to the Parent Schedules.

(b) There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of the Parent, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as contemplated by this Agreement, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Parent is a party or by which it is bound obligating the Parent to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Parent or obligating the Parent to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. There is no plan or arrangement to issue Common Stock or other securities of the Parent except as set forth in this Agreement.

(c) Except as contemplated by this Agreement, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the Parent is a party or by which it is bound with respect to any equity security of any class of the Parent, and there are no agreements to which the Parent is a party, or which the Parent has knowledge of, which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

     Section 2.03 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. Other than Merger Sub, the Parent does not have any predecessor corporation(s) or subsidiary(ies) and does not own, beneficially or of record, any shares of any other entity.

     Section 2.04 SEC FILINGS; FINANCIAL STATEMENTS.

(a) The Parent has made available to M3X a correct and complete copy, or there has been available on the EDGAR system maintained by the U.S. Securities and Exchange Commission (the "SEC"), copies of each report, registration statement and definitive proxy statement filed by the Parent with the SEC for the five (5) years prior to the date of this Agreement (the "PARENT SEC REPORTS"), which are all the forms, reports and documents filed by the Parent with the SEC for the five (5) years prior to the date of this Agreement. As of their respective dates, the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as the case may be, and the rules and regulations

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of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Each set of financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. generally accepted accounting principles, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each fairly presents in all material respects the financial position of the Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a material adverse effect on: (i) the assets, liabilities, results of operations, condition (financial or otherwise) or business of the Parent; or (ii) the ability of the Parent to perform its obligations hereunder, but, to the extent applicable, shall exclude any circumstance, change or effect to the extent resulting or arising from: (A) any change in general economic conditions in the industries or markets in which the Parent operates so long as the Parent is not disproportionately (in a material manner) affected by such changes; (B) national or international political conditions, including any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack so long as the Parent is not disproportionately (in a material manner) affected by such changes; (C) changes in United States generally accepted accounting principles, or the interpretation thereof; or (D) the entry into or announcement of this Agreement, actions contemplated by this Agreement, or the consummation of the transactions contemplated hereby (a "PARENT MATERIAL ADVERSE EFFECT").

(c) As of the date of all balance sheets included in the Parent SEC Reports, except as and to the extent reflected or reserved against therein, the Parent had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with U.S. generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of the Parent, in accordance with U.S. generally accepted accounting principles. All statements of operations, stockholders' equity and cash flows included in the Parent SEC Reports reflect fairly the information required to be set forth therein by U.S. generally accepted accounting principles.

(d) Since  January 1,  2006,  the Parent  has  maintained  a system of  internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(e) The Parent has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

(f) The Parent has timely filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

(g) The books and records, financial and otherwise, of the Parent are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

     Section 2.05 EXCHANGE ACT COMPLIANCE. The Parent is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the Common Stock is registered under Section 12(g) of the Exchange Act, and the Parent is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act. All of the Parent SEC Reports

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have been filed on a timely  basis or have  received a valid  extension  of such time of filing and have filed any such Parent SEC Reports prior to the expiration of any such extension

     Section 2.06 INFORMATION. The information concerning the Parent set forth in this Agreement and the Parent Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Parent has fully disclosed in writing to M3X (through this Agreement or the Parent Schedules) all information, relating to matters involving the Parent or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than Five Thousand Dollars ($5,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of the Parent or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a Parent Material Adverse Effect, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters or proceedings and transactions with affiliates.

     Section 2.07 CONVERTIBLE SECURITIES, OPTIONS OR WARRANTS. There are no existing convertible securities, options, warrants, calls or commitments of any character relating to the authorized and unissued stock of the Parent.

     Section 2.08 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the Parent's December 31, 2010 balance sheet included in the Parent SEC Reports:

(a) There has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Parent or (ii) any damage, destruction or loss to the Parent (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Parent;

(b) The Parent has not: (i) amended its Articles of Incorporation or Bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Parent; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements of any kind or nature; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed Three Thousand Dollars ($3,000); or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c) The Parent has not: (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent); (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Parent balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Parent; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d) To its knowledge, the Parent has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Parent.

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     Section 2.09 TITLE AND RELATED MATTERS.. The Parent has good and marketable title to all of its properties, inventory, interest in properties and assets, which are reflected in the most recent Parent balance sheet or acquired after that date (except properties, inventory, interest in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances, except (a) statutory liens or claims not yet delinquent; and (b) as described in the Parent Schedules or Parent SEC Reports. Except as set forth in the Parent Schedules or Parent SEC Reports, the Parent owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all of its assets.. Except as set forth in the Parent Schedules or Parent SEC Reports, no third party has any right to, and the Parent has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income or business prospects of the Parent or any material portion of its properties, assets, or rights.

     Section 2.10 LITIGATION AND PROCEEDINGS. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Parent after reasonable investigation, threatened by or against the Parent or affecting the Parent or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Parent has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section 2.11 CONTRACTS. Except as otherwise set forth in the Parent Schedules or the Parent SEC Reports:

(a) The Parent is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral;

(b) The Parent is not a party to or bound by, and the properties of the Parent are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Parent; and

(c) The Parent is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which the Parent is a primary obligor all of which are reflected in the Parent balance sheet, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of Ten Thousand Dollars ($10,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former employee, officer or director of the Parent.

     Section 2.12 MATERIAL CONTRACT DEFAULTS.. The Parent is not in default in any respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of the Parent and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which the Parent has not taken adequate steps to prevent such a default from occurring.

     Section  2.13 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Parent is a party or to which any of its assets or operations are subject.

     Section 2.14 GOVERNMENTAL AUTHORIZATIONS. The Parent has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal, provincial and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by the Parent of this Agreement and the consummation by the Parent of the transactions contemplated hereby (excluding authorizations, approvals and/or consents relating to the acquisition by the Parent of M3X, which the Parent makes no representations in connection with).

     Section 2.15 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of its knowledge, the Parent has complied with all applicable statutes and regulations of any federal, provincial, state or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Parent or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports, filings and schedules to date with federal, provincial and state securities authorities.

     Section 2.16 APPROVAL OF AGREEMENT. The Board of Directors of the Parent has authorized the execution and delivery of this Agreement by the Parent and approve this Agreement and the transactions contemplated hereby prior to the Closing Date and agrees to recommend approval of this Agreement by all of the Parent's shareholders.

     Section 2.17 MATERIAL TRANSACTIONS OR AFFILIATIONS. Except as disclosed herein, in the Parent SEC Reports or in the Parent Schedules, there exists no contract, agreement or arrangement between the Parent and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Parent to own beneficially, five percent (5%) or more of the issued and outstanding Common Stock of the Parent and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor five percent (5%) shareholder of the Parent has, or has had since inception of the Parent, any known interest, direct or indirect, in any such transaction with the Parent which was material to the business of the Parent.. The Parent has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.18 BANK ACCOUNTS; POWER OF ATTORNEY. Set forth on the Parent Schedules is a true and complete list of: (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by the Parent within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of the Parent, (b) all safe deposit boxes and other similar custodial arrangements maintained by the Parent within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from the Parent or who are otherwise authorized to act on behalf of the Parent with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

     Section 2.19 VALID OBLIGATION. This Agreement and all agreements and other documents executed by the Parent in connection herewith constitute the valid and binding obligation of the Parent, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 2.20 REPORTING REQUIREMENTS OF THE PARENT. The Parent is subject to the reporting and filing requirement of the Exchange Act. The Parent is not aware of any deficient or outstanding filings or unresolved Staff comments with the SEC as of the date of this Agreement in connection with any of its filing requirements.

     Section 2.21 TITLE TO PROPERTY. The Parent does not own or lease any real property or personal property. There are no options or other contracts under which the Parent has a right or obligation to acquire or lease any interest in real property or personal property.

     Section 2.22 FOREIGN CORRUPT PRACTICES ACT. None of the Parent, nor to the knowledge of the Parent, any agent or other person acting on behalf of the Parent, has, directly or indirectly: (a) used any funds, or will use any proceeds from the transactions contemplated hereby, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Parent (or made by any person acting on their behalf of which the Parent is aware) or any members of their respective management which is in violation of any Legal Requirement, or (d) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to the Parent.

     Section 2.23 SOLVENCY. The Parent has not: (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally.

     Section 2.24 OFAC. None of the Parent nor, to the knowledge of the Parent, any director, officer, agent, employee, affiliate or person acting on behalf of the Parent, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Parent has not heretofore engaged in any transaction to lend, contribute or otherwise make available it funds or the funds of any joint venture partner or other person or entity towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person or entity currently subject to any U.S. sanctions administered by OFAC.

     Section 2.25 INTELLECTUAL PROPERTY. The Parent does not own, license or otherwise have any right, title or interest in any intellectual property.

     Section 2.26 EMPLOYEES; CONSULTANTS, ETC. Except as disclosed in the Parent SEC Reports, the Parent has no employees, officers, directors, agents or consultants. The Parent maintains no employee benefit plans or programs of any kind or nature.

     Section 2.27 INSURANCE. The Parent does not hold or maintain, nor is the Parent obligated to hold or maintain, any insurance on behalf for itself or its assets or for any officer, director, employee or stockholder of the Parent.

                                  ARTICLE III

             REPRESENTATIONS, COVENANTS AND WARRANTIES OF MERGER SUB

     As an inducement to, and to obtain the reliance of M3X, the Parent and Merger Sub, jointly and severally, represents and warrants as follows:

     Section 3.01 ORGANIZATION. Merger Sub is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted and as contemplated after the closing of this transaction, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Merger Sub. Merger Sub has taken all actions required by its Articles of Incorporation or Bylaws to authorize the execution and delivery of this Agreement. Merger Sub has full power, authority, and legal right and has taken all action required by its Articles of Incorporation or Bylaws to consummate the transactions herein contemplated.

     Section 3.02 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. Merger Sub does not have any predecessor corporation(s) or subsidiary(ies) and does not own, beneficially or of record, any shares of any other entity.

     Section 3.03 OPERATIONS. Merger Sub was formed solely for the purpose of engaging in the Merger, has no assets (other than pursuant to this Agreement), and has not engaged in any business activities, conducted any operations or incurred any liabilities, in each case other than in connection with the Merger.

     Section 3.04 LITIGATION AND PROCEEDINGS. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Merger Sub after reasonable investigation, threatened by or against Merger Sub or affecting Merger Sub or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Merger Sub has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section 3.05 CONTRACTS. Merger Sub is not party to, and its assets, products, technology and properties are not bound by, any contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral.

     Section 3.06 APPROVAL OF AGREEMENT. The Board of Directors of Merger Sub has authorized the execution and delivery of this Agreement by the Parent and approve this Agreement and the transactions contemplated hereby prior to the Closing Date and agrees to recommend approval of this Agreement by all of Merger Sub's shareholders.

     Section 3.07 VALID OBLIGATION. This Agreement and all agreements and other documents executed by Merger Sub in connection herewith constitute the valid and binding obligation of Merger Sub, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                                   ARTICLE IV

                                     MERGER

     Section 4.01 THE MERGER. The constituent entities to the Merger are M3X and Merger Sub. At the Effective Time, upon the terms and subject to the conditions in this Agreement, Merger Sub shall be merged with and into M3X, the separate corporate existence of Merger Sub shall cease, and M3X shall continue as the surviving corporation. M3X, as the surviving corporation after the Merger, is sometimes referred to in this Agreement as the "SURVIVING CORPORATION.."

     Section 4.02 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur no later than August 31, 2011, unless such date is extended in writing by the mutual consent of all Parties (the "CLOSING DATE"), subject to the satisfaction or waiver of the conditions to the Closing as set forth herein..

     Section 4.03 EFFECTIVE TIME. At the Closing, the Parties shall cause the Merger to be consummated by filing the Articles of Merger. The time of acceptance by the Secretary of State of Florida of such filing or such later time as may be agreed to by the parties as set forth in the Articles of Merger is referred to in this Agreement as the "EFFECTIVE TIME."

     Section 4.04 EFFECT OF THE MERGER. At and after the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles of Merger and the applicable provisions of Florida Law. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of M3X and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of M3X and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     Section 4.05 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, Merger Sub or M3X, the Merger shall be effected in accordance with the following terms:

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
(a) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and the stock of the Surviving Corporation issued pursuant to such conversion shall constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.

(b) Each share of common stock of M3X issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished, and each such share shall be converted into the right to receive, subject to the requirements of (and at the times and in the manner provided in) Section 4.09, 443,763,500 shares of Common Stock (representing, in the aggregate, 88.75% of Common Stock of the Parent issued and outstanding immediately after the Effective Time) (the "MERGER CONSIDERATION").

(c) Each share of capital stock of M3X held in the treasury of M3X immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof, and no payment shall be made with respect thereto.

(d) From and after the Effective Time, each holder of a certificate representing any shares of common stock of M3X issued and outstanding immediately prior to the Effective Time (each, a "CERTIFICATE") shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration at the times and in the manner set forth herein.

     Section 4.06 CERTIFICATE OF INCORPORATION; BYLAWS; DIRECTORS AND OFFICERS. The Parent and Merger Sub shall take all necessary actions to cause the following events to take effect as of the Closing:

(a) The Articles of Incorporation of M3X as in effect immediately prior to the Effective Time shall be amended and restated in its entirety in the Merger to read as the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation shall continue to be "M3X Media, Inc.", and, as so amended, such Articles of Incorporation shall be the Articles of Incorporation of the Surviving Corporation until amended in accordance with Florida Law and as provided in such Articles of Incorporation.

(b) The Bylaws of M3X as in effect immediately prior to the Effective Time shall be amended and restated in their entirety at the Effective Time to read as the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation shall continue to be "M3X Media, Inc.", and, as so amended, such Bylaws shall be the Bylaws of the Surviving Corporation until amended in accordance with Florida Law and as provided in such Bylaws and the Articles of Incorporation of the Surviving Corporation.

(c) The Articles of Incorporation of the Parent as in effect immediately prior to the Effective Time shall be amended and restated in its entirety in a form to be determined by M3X, and, as so amended, such Articles of Incorporation shall be the Articles of Incorporation of the Parent until amended in accordance with Nevada Law and as provided in such Articles of Incorporation.

(d) The Bylaws of the Parent as in effect immediately prior to the Effective Time shall be amended and restated in its entirety in a form to be determined by M3X, and, as so amended, such Bylaws shall be the Bylaws of the Parent until amended in accordance with Nevada Law and as provided in such Bylaws and the Articles of Incorporation of the Parent.

(e) The Board of Directors of each of the Surviving Corporation and the Parent immediately after the Effective Time shall be constituted of the members of the Board of Directors of M3X immediately prior to the Effective Time, until such time as their successors shall be duly elected and qualified.

(f) The officers of each of the Surviving Corporation and the Parent immediately after the Effective Time shall be the officers of M3X immediately prior to the Effective Time, until such time as their successors shall be duly elected and qualified.

     Section 4.07 CLOSING DELIVERABLES. At the Closing, the Parties shall deliver, or cause to be delivered, to the other Parties, certain documents as set forth below:

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
(a) M3X shall supply the Parent with copies of the resolutions of the Board of Directors of M3X approving and consenting to this Agreement and the transactions contemplated herein.

(b) The Parent and Merger Sub shall supply M3X with copies of the resolutions of the Parent's and Merger Sub's respective Board of Directors approving and consenting to this Agreement and the transactions contemplated herein.

(c) The Parent, Merger Sub and M3X shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

     Section 4.08 DISSENTERS' RIGHTS. Notwithstanding anything in this Agreement to the contrary, shares of M3X common stock issued and outstanding immediately prior to the Effective Time and held by a M3X Shareholder who has not voted in favor of the Merger, consented thereto in writing or otherwise waived its dissenter's rights and who has complied with all of the relevant provisions of the Florida Law with respect to being a dissenting shareholder (each, a "DISSENTING SHAREHOLDER") shall not be converted into the right to receive the Merger Consideration unless and until such holder fails to perfect or effectively withdraws or otherwise loses such holder's right to such dissenter's rights under Florida Law. A Dissenting Shareholder may receive payment of the fair value of the M3X common stock issued and outstanding immediately prior to the Effective Time and held by such Dissenting Shareholder ("DISSENTING SHARES") in accordance with the provisions of Florida Law, provided, that such Dissenting Shareholder complies with all applicable provisions of Section 607.1301 ET SEQ. of Florida Law. At the Effective Time, all Dissenting Shares shall be cancelled and cease to exist and shall represent only the right to receive the fair value thereof in accordance with Florida Law. If, after the Effective Time, any Dissenting Shareholder fails to perfect or effectively withdraws or otherwise loses such Dissenting Shareholder's right to appraisal, such Dissenting Shareholder's Dissenting Shares shall thereupon be treated as if they had been converted, as of the Effective Time, into the right to receive the Merger Consideration in accordance with Section 4.05(b).

     Section 4.09 CERTIFICATES; LETTERS OF TRANSMITTAL; PAYMENTS.

(a) As a condition to the receipt of any payment hereunder to which an M3X Shareholder would otherwise be entitled with respect to its shares of M3X common stock (as determined in accordance with this Agreement), such M3X Shareholder shall be required to surrender the Certificate representing such shares to M3X and deliver to M3X an executed letter of transmittal ("LETTER OF TRANSMITTAL") in a form suitable to M3X, together with its attachments. Such M3X Shareholder shall be entitled to receive from the Parent or the Surviving Corporation, in exchange for such surrendered Certificate and executed Letter of Transmittal, the Merger Consideration allocable to the shares represented by such Certificate in accordance with Section 4.05(b). No interest will be paid or accrued on any portion of the Merger Consideration.

(b) If any certificate representing shares of M3X common stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the M3X Shareholder claiming such certificate to be lost, stolen or destroyed, including customary representations, warranties and indemnities with respect thereto (but not including any bond, insurance or similar requirement), the Surviving
Corporation will issue a replacement certificate in exchange for such lost, stolen or destroyed certificate, and then upon delivery of such replacement certificate accompanied by a duly executed Letter of Transmittal to M3X, the M3X Shareholder shall be entitled to receive any Merger Consideration deliverable in respect thereof, at the times and in the manner set forth in this Agreement.

(c) The Certificates will be deemed for all purposes from and after the Effective Time, until surrendered to the Surviving Corporation (together with an executed Letter of Transmittal), to represent only the right to receive the Merger Consideration payable in exchange for the shares of M3X common stock represented by such Certificates, at the times and in the manner set forth in this Agreement.

(d) On the business day immediately preceding the Closing Date, the stock transfer books of M3X will be closed, and thereafter there will be no further registration of transfers (other than those contemplated by this Agreement) on the stock transfer books of shares of M3X common stock that were outstanding immediately prior to such time.

     Section 4.10 TRADABILITY OF SHARES. The Common Stock to be issued to the M3X Shareholders have not been registered under the Securities Act, nor registered under any state securities law, and are "RESTRICTED SECURITIES" as that term is defined in Rule 144 promulgated under the Securities Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. The Common Stock issued to the M3X Shareholders will bear the following restrictive legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT
     EITHER: I) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR II) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

     Section 4.11 TERMINATION. The Parent shall have the right to terminate this Agreement prior to July 1, 2011, if the M3X Schedules are not materially consistent, in the aggregate, with the due diligence provided to the Parent by M3X.

                                   ARTICLE V

                           ARTICLE V SPECIAL COVENANTS

     Section 5.01 ACCESS TO PROPERTIES AND RECORDS. The Parent and M3X will each afford to the officers and authorized representatives of the other reasonable access to the properties, books and records of the Parent or M3X, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Parent or M3X, as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may investigate as it may wish the business affairs of the other, each party shall furnish the other during such period with all of such information and copies of such documents concerning the affairs of it as the other party may reasonably request, and cause its officers, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other parties all material facts affecting its financial condition, business operations, and the conduct of operations.

     Section 5.02 THIRD PARTY CONSENTS AND CERTIFICATES. The Parent and M3X agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 5.03 ACTIONS PRIOR TO CLOSING.

(a) From and after the date of this Agreement until the Closing Date and except as set forth in the Parent Schedules or the M3X Schedules, or as permitted or contemplated by this Agreement, the Parent and M3X, respectively (subject to paragraph (b) below), shall each:

     (i) carry on its business in substantially the same manner as it has heretofore;

     (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

     (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

     (iv) use good faith efforts to perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

     (v) use its good faith efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

     (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal, provincial and state laws and all rules, regulations, and orders imposed by federal, provincial or state governmental authorities.

(b) From and after the date of this Agreement until the Closing Date, neither the Parent nor M3X shall:

     (i) make any changes in their Certificates of Incorporation or Articles of Incorporation (as applicable) or Bylaws, except as otherwise provided in this Agreement or required by the recapitalization of the Parent as may be necessary to carry out the Exchange Offer;

     (ii) take any action  described  in Section  1.05 in the case of M3X, or in
     Section 2.09, in the case of the Parent (all except as permitted therein or as disclosed in the applicable party's schedules);

     (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

     (iv) sell any assets or discontinue any operations, sell any shares of capital stock (other than as contemplated in this Section 5.03) or conduct any similar transactions other than in the ordinary course of business.

     Section 5.04 INDEMNIFICATION

(a) From and after the Closing, M3X agrees to indemnify, defend and save the Parent and its respective Affiliates (as defined below), and their respective directors, officers, shareholders, employees and agents (each, a "PARENT INDEMNIFIED Party"), from and against any and all claims, liabilities and losses (individually and collectively, the "LOSSES") sustained or incurred by any Parent Indemnified Party relating to, resulting from or arising out of any breach of the representations of M3X set forth in Section 1.01; PROVIDED, HOWEVER, that M3X shall not be liable for any portion of any Loss(es) resulting from a breach by the Parent of any of its obligations under this Agreement or from the Parent's gross negligence, fraud or willful misconduct. "AFFILIATE" shall mean, with respect to any Party, an affiliate of such Party as defined in Rule 405 promulgated under the Securities Act.

(b) From and after the Closing, the Parent agrees to indemnify, defend and save M3X and its respective Affiliates, and their respective directors, officers, shareholders, employees and agents (each, an "M3X INDEMNIFIED PARTY"), from and against any and all Losses sustained or incurred by any M3X Indemnified Party relating to, resulting from or arising out of any breach of any representations or warranties of the Parent set forth in Sections 2.01 or any representations or warranties of Merger Sub set forth in Section 3.01; PROVIDED, HOWEVER, that the Parent shall not be liable for any portion of any Loss(es) resulting from a breach by M3X of any of its obligations under this Agreement or from M3X's gross negligence, fraud or willful misconduct.

(c) Notwithstanding anything herein to the contrary, in no event shall the aggregate indemnity obligations hereunder of M3X to the Parent Indemnified Parties or the aggregate indemnity obligations hereunder of the Parent to the M3X Indemnified Parties exceed Two Hundred Thousand Dollars ($200,000).

(d) The indemnification provided for in this Section 5.04 shall survive the Closing and any termination of this Agreement pursuant to Section 4.11, as set forth in Section 8.06.

                                   ARTICLE VI

        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARENT AND MERGER SUB

     The obligations of the Parent and Merger Sub under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.01 ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF COVENANTS. The representations and warranties made by M3X in this Agreement which are qualified as to materiality or material adverse effect shall be true and correct, and each of the representations and warranties of M3X contained in this Agreement which are not so qualified shall be true and correct in all material respects, in each case of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which shall be true and correct, or true and correct in all material respects, as the case may be, as of such date). M3X shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by M3X prior to or at the Closing (except to the extent such conditions have been waived by the Parent). The Parent and Merger Sub shall be furnished with a certificate, signed by a duly authorized executive officer of M3X and dated the Closing Date, to the foregoing effect.

     Section 6.02 OFFICER'S CERTIFICATE. The Parent and Merger Sub shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of M3X to the effect that no litigation, proceeding, investigation,  or  inquiry  is  pending,  or  to  the  best  knowledge  of  M3X threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the M3X Schedules, by or against M3X, which might result in any material adverse change in any of the assets, properties, business, or operations of M3X.

     Section 6.03 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material change in the financial condition, business, or operations of M3X.

     Section 6.04 APPROVAL BY M3X.. The Merger shall have been approved by a majority of the M3X Shareholders. The Board of Directors of M3X shall have approved the transactions contemplated by this Agreement.

     Section 6.05 NO GOVERNMENTAL PROHIBITION. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 6.06 CONSENTS. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of M3X after the Closing Date on the basis as presently operated shall have been obtained.

     Section 6.07 M3X AUDIT. The Parent shall have received audited financial statements of M3X (the "M3X AUDIT"), and such M3X Audit shall be materially consistent with the total assets and total liabilities of M3X, without giving effect to the footnotes thereto, set forth in the unaudited balance sheet of M3X previously provided to the Parent..

                                  ARTICLE VII

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF M3X

     The   obligations   of  M3X  under  this   Agreement  are  subject  to  the
satisfaction, at or before the Closing Date, of the following conditions:

     Section 7.01 ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF COVENANTS. The representations and warranties made by Parent and/or Merger Sub in this Agreement which are qualified as to materiality or material adverse effect shall be true and correct, and each of the representations and warranties of Parent and/or Merger Sub contained in this Agreement which are not so qualified shall be true and correct in all material respects, in each case of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except for those representations and warranties which address matters only as of a particular date, which shall be true and correct, or true and correct in all material respects, as the case may be, as of such date). Parent and Merger Sub shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by Parent or Merger Sub, as applicable, prior to or at the Closing (except to the extent such conditions have been waived by M3X). M3X shall be furnished with a certificate, signed by a duly authorized executive officer of the Parent and dated the Closing Date, to the foregoing effect.

     Section 7.02 OFFICER'S CERTIFICATE.. M3X shall have been furnished with certificates dated the Closing Date and signed by the duly authorized executive officer of the Parent to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Parent
threatened,   which  might  result  in  an  action  to  enjoin  or  prevent  the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Parent Schedules, by or against the Parent, which might result in any material adverse change in any of the assets, properties or operations of the Parent.

     Section 7.03 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business or operations of the Parent or Merger Sub nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable by M3X or the M3X Shareholders.

     Section 7.04 APPROVAL BY THE PARENT AND MERGER SUB. The Merger shall have been approved by a majority of the stockholders of the Parent and the Board of Directors of the Parent shall have approved the transactions contemplated by this Agreement. The Merger shall have been approved by a majority of the stockholders of Merger Sub and the Board of Directors of Merger Sub shall have approved the transactions contemplated by this Agreement.

     Section 7.05 NO GOVERNMENTAL PROHIBITION.. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 7.06 CONSENTS. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Parent after the Closing Date on the basis as presently operated shall have been obtained.

     Section 7.07 M3X AUDIT. M3X shall have obtained the M3X Audit in form and content acceptable to M3X.

     Section 7.08 STOCK SPLIT. The number of shares of Common Stock shall be increased pursuant to a forward stock split which shall be completed prior to the Closing Date..

     Section 7.09 DIRECTORS. The Board of Directors of the Parent shall be reconstituted as determined by M3X.

     Section 7.10 SHAREHOLDER APPROVAL. The transactions contemplated by this Agreement shall have been approved by the M3X Shareholders in accordance with Florida Law.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01 GOVERNING LAW AND ARBITRATION. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Florida without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All arbitrators shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. The governing law for the purposes of any arbitration arising hereunder shall be in Dade County, Florida. The prevailing party shall be entitled to receive its reasonable attorney's fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

     Section 8.02 NOTICES. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

     If to the Parent, to:  DataMill Media Corp.
                            Attn: Vincent Beatty, CEO
                            1205 Hillsboro Mile, Suite 203
                            Hillsboro Beach, Florida 33062
                            Phone: (954) 592-5322

     With copies to:        David E. Wise, Esq.
                            Law Office of David E. Wise, PC
                            9901 IH-10 West, Suite 800
                            San Antonio, Texas 78230
                            Phone: (210) 558-2858
                            Fax: (210) 579-1775

     If to M3X, to:         M3X Media, Inc.
                            Attn: James K. Devericks, CEO
                            477 S. Rosemary Ave., Suite 208
                            West Palm Beach, FL 33401
                            Phone: (561) 514-0084
                            Fax: (561) 514-0083

     With copies to:        Katten Muchin Rosenman LLP
                            575 Madison Ave.
                            New York, NY 10022
                            Attn: Evan L. Greebel
                            Phone: (212) 940-6383
                            Fax: (212) 894-5883

or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

     Section 8.03 CONFIDENTIALITY. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others (which information shall include the existence of this Agreement and the transactions contemplated herein), except (i) to the extent such data or information is published, is a matter of public knowledge (through no fault or action of the Party holding such information on behalf of the other Party), or is required by a court of competent jurisdiction to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein. M3X further agrees and consents to the disclosure by the Parent of any material information regarding M3X which the Parent or its counsel deems necessary for disclosure in the Parent SEC Reports in connection with the Parent's current or periodic report filings. The Parent shall not be required to obtain the prior consent of M3X to publicly disclose such information.

     Section 8.04 PUBLICITY. Prior to or after the Closing of the transaction contemplated herein, any announcement, or press or news release by M3X or its shareholders, employees, officers, directors, or agents shall be reviewed and approved by the Parent prior to its release, subject to any requirements of law. The Parent shall be allowed to make any announcements relating to this Agreement or the transactions contemplated herein, and shall be allowed to file this Agreement and any exhibits or related agreements as may be required pursuant to the Parent's public reporting obligations with the Securities and Exchange
Commission, subject to prior approval by M3X, which approval shall not be unreasonably withheld. Prior to the Closing and prior to the Closing Date, M3X shall make no announcements relating to this Agreement, the Parent or the transactions contemplated herein without the prior written consent of the Parent, which approval will not be unreasonably withheld.

     Section 8.05 THIRD PARTY BENEFICIARIES.. This contract is strictly between the Parent and M3X, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 8.06 SURVIVAL; TERMINATION.. The representations, warranties and covenants of the respective Parties hereunder shall terminate as of the Effective Time on the Closing Date; PROVIDED, HOWEVER, that the indemnification covenants set forth in Section 5.04 shall survive the Closing Date and any termination of this Agreement pursuant to Section 4.11 and continue until the one year anniversary of the date hereof..

     Section 8.07 EXPENSES. The Parent and M3X each hereto agree to pay their own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

     Section 8.08 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, term sheets, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 8.09 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 8.10 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 8.11 REMEDIES. The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if either Party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other Party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such Party might be entitled.

     Section 8.12 CONSTRUCTION. The Parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Parties hereto. In this Agreement, the word "include,: "includes," "including" and "such as" are to be construed as if they were immediately followed by the words, without limitation.

     Section 8.13 SEVERABILITY. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

     Section 8.14 HEADINGS; GENDER. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

     Section 8.15 EFFECT OF FACSIMILE AND PHOTOCOPIED SIGNATURES. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

                            [Signature page follows]

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

                                         DATAMILL MEDIA CORP.


                                         By: /s/ Vincent Beatty
                                             -----------------------------------
                                         Name:  Vincent Beatty
                                         Title: President

                                         DATAMILL MEDIA SUB CORP.


                                         By: /s/ Vincent Beatty
                                             -----------------------------------
                                         Name:  Vincent Beatty
                                         Title: President

                                         M3X MEDIA, INC.


                                         By: /s/ James Devericks
                                             -----------------------------------
                                         Name:  James Devericks
                                         Title: President